Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Third Quarter 2014 Total Revenues Increased 8.1%

Adjusted Earnings Per Share Increased 12.5%

COLUMBUS, Ga., Oct. 28, 2014 — TSYS (NYSE: TSS) today reported results for the third quarter of 2014.

“We had an outstanding third quarter as we saw our organic revenue grow 8.5%, consolidated adjusted operating margin increase to 28.9% and all four segments improve their adjusted operating margins on a sequential basis for the second quarter in a row,” said M. Troy Woods, president and chief executive officer of TSYS.

“Our incredibly strong foundation allows our team members to focus on growing our company in order to achieve our vision of being the leading global payment solutions provider,” added Woods.

Highlights for the third quarter of 2014 include:

•	GAAP operating margin was 23.4%.

•	Total revenues for the quarter were $616.9 million, an increase of 8.1%. Revenues before reimbursable items were $552.9 million, an increase of 8.5%.

•	Adjusted EBITDA was $198.0 million, an increase of 10.4%.

•	Income from continuing operations attributable to TSYS shareholders was $82.9 million, an increase of 27.9%.

•	Adjusted earnings per share (EPS) from continuing operations was $0.56, an increase of 12.5%. On a GAAP basis, basic EPS from continuing operations was $0.45, an increase of 30.6%.

•	Double-digit reported revenue growth in three segments.

•	Total accounts on file exceeded 600 million for the first time.

•	Successful roll-out of an enterprise solution to support Apple Pay.

TSYS Reports Third Quarter 2014 Total Revenues Increased 8.1%/p.2

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, October 28. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 12 to 15 of this release.

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief “People-Centered Payments®.” By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and was named one of the 2013 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

TSYS Reports Third Quarter 2014 Total Revenues Increased 8.1%/p.3

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the risks described in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

TSYS Announces Third Quarter 2014 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Percent			Percent
	2014	2013	Change	2014	2013	Change
Total revenues	$616,891	570,551	8.1%	$1,811,774	1,481,202	22.3%

Cost of services	407,391	377,147	8.0	1,246,763	983,143	26.8
Selling, general and administrative expenses	79,303	81,643	(2.9)	252,866	212,408	19.0
Merger and acquisition expenses	790	7,282	(89.2)	3,278	12,009	(72.7)

Operating income	129,407	104,479	23.9	308,867	273,642	12.9

Nonoperating income (expenses)	(508)	(499)	(1.8)	(1,731)	(86)	nm
Merger and acquisition expenses - bridge loan facility & other financing	(9,489)	(9,789)	3.1	(28,464)	(19,466)	(46.2)

Income before income taxes, noncontrolling interests and equity in income of equity investments	119,410	94,191	26.8	278,672	254,090	9.7
Income taxes	39,227	30,100	30.3	94,333	77,547	21.6

Income before noncontrolling interests and equity in income of equity investments	80,183	64,091	25.1	184,339	176,543	4.4
Equity in income of equity investments, net of tax	4,135	2,792	48.1	11,831	9,357	26.4

Income from continuing operations, net of tax	84,318	66,883	26.1	196,170	185,900	5.5
Gain from discontinued operations, net of tax	880	611	44.0	51,993	1,305	nm

Net income	85,198	67,494	26.2	248,163	187,205	32.6
Net income attributable to noncontrolling interests	(1,393)	(3,144)	55.7	(5,151)	(8,110)	36.5

Net income attributable to TSYS common shareholders	$83,805	64,350	30.2%	$243,012	179,095	35.7%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.45	0.34	30.6%	$1.03	0.96	7.0%
Gain (Loss) from discontinued operations to TSYS common shareholders*	0.00	(0.00)	nm	0.27	(0.01)	nm

Basic earnings per share (EPS)	$0.45	0.34	33.0%	$1.30	0.95	36.8%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.44	0.34	30.4%	$1.02	0.95	6.6%
Gain (Loss) from discontinued operations to TSYS common shareholders*	0.00	(0.00)	nm	0.27	(0.01)	nm

Diluted EPS	$0.45	0.34	32.8%	$1.29	0.94	36.2%

Dividends declared per share	$0.10	0.10		$0.30	0.30

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$82,925	64,834	27.9%	$192,018	180,835	6.2%
Gain (Loss) from discontinued operations, net of tax	880	(484)	nm	50,994	(1,740)	nm

Net income	$83,805	64,350	30.2%	$243,012	179,095	35.7%

Non-GAAP measures:
Adjusted EPS from continuing operations	$0.56	0.49	12.5%	$1.38	1.25	10.4%

Adjusted EBITDA	$198,040	179,446	10.4%	$518,529	442,996	17.1%

nm = not meaningful

*	EPS amounts may not total due to rounding.

TSYS Announces Third Quarter 2014 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income	$85,198	67,494	$248,163	187,205
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments as a result of discontinued operations	—	—	3,514	—
Foreign currency translation adjustments	(11,329)	7,222	(6,121)	(6,489)
Postretirement healthcare plan adjustments	147	1,113	442	1,423
Unrealized (loss) gain on available-for-sale securities	(598)	1,479	(640)	1,479

Other comprehensive income (loss)	(11,780)	9,814	(2,805)	(3,587)

Comprehensive income	73,418	77,308	245,358	183,618
Comprehensive income attributable to noncontrolling interests	1,071	3,228	5,050	6,149

Comprehensive income attributable to TSYS common shareholders	$72,347	74,080	$240,308	177,469

TSYS Announces Third Quarter 2014 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic earnings per share:
Net income attributable to TSYS common shareholders	$83,805		64,350		$243,012		179,095
Less income allocated to nonvested awards	(843)	843	(605)	605	(2,477)	2,477	(968)	968

Net income allocated to common stock for EPS calculation ( a )	$82,962	843	63,745	605	$240,535	2,477	178,127	968

Average common shares outstanding ( b )	183,692	1,885	187,726	1,799	184,641	1,918	187,001	1,034

Average common shares and participating securities	185,577		189,525		186,559		188,035

Basic earnings per share ( a )/( b )	$0.45	0.45	0.34	0.34	$1.30	1.29	0.95	0.94

Diluted earnings per share:
Net income attributable to TSYS common shareholders	$83,805		64,350		$243,012		179,095
Less income allocated to nonvested awards	(836)	836	(601)	601	(2,454)	2,454	(962)	962

Net income allocated to common stock for EPS calculation ( c )	$82,969	836	63,749	601	$240,558	2,454	178,133	962

Average common shares outstanding	183,692	1,885	187,726	1,799	184,641	1,918	187,001	1,034
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,995		1,758		2,277		1,565

Average common and common equivalent shares outstanding ( d )	185,687	1,885	189,484	1,799	186,918	1,918	188,566	1,034

Average common and common equivalent shares and participating securities	187,572		191,283		188,836		189,600

Diluted earnings per share ( c )/( d )	$0.45	0.44	0.34	0.33	$1.29	1.28	0.94	0.93

TSYS Announces Third Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2014	2013	$	%	2014	2013	$	%
Revenues before reimbursable items
North America Services	$240,957	217,257	23,700	10.9%	$698,543	637,379	61,164	9.6%
International Services	87,385	77,876	9,509	12.2	248,890	230,889	18,001	7.8
Merchant Services	115,012	113,650	1,362	1.2	327,972	335,903	(7,931)	(2.4)
NetSpend	114,048	103,706	10,342	10.0	363,521	103,706	259,815	nm
Intersegment revenues	(4,542)	(3,001)	(1,541)	(51.3)	(15,248)	(9,428)	(5,820)	(61.7)

Revenues before reimbursable items from external customers	$552,860	509,488	43,372	8.5%	$1,623,678	1,298,449	325,229	25.0%

Total revenues
North America Services	$282,833	252,577	30,256	12.0%	$818,335	741,005	77,330	10.4%
International Services	91,865	83,025	8,840	10.6	264,710	245,420	19,290	7.9
Merchant Services	134,117	135,616	(1,499)	(1.1)	384,824	404,975	(20,151)	(5.0)
NetSpend	114,048	103,706	10,342	10.0	363,521	103,706	259,815	nm
Intersegment revenues	(5,972)	(4,373)	(1,599)	(36.6)	(19,616)	(13,904)	(5,712)	(41.1)

Revenues from external customers	$616,891	570,551	46,340	8.1%	$1,811,774	1,481,202	330,572	22.3%

Depreciation and amortization
North America Services	$22,173	18,764	3,409	18.2%	$63,377	55,060	8,317	15.1%
International Services	9,610	9,584	26	0.3	29,176	29,734	(558)	(1.9)
Merchant Services	3,624	2,890	734	25.4	10,591	9,029	1,562	17.3
NetSpend	2,155	1,471	684	46.5	5,779	1,471	4,308	nm

Segment depreciation and amortization	37,562	32,709	4,853	14.8	108,923	95,294	13,629	14.3
Acquisition intangible amortization	24,210	24,731	(521)	(2.1)	72,805	41,142	31,663	77.0
Corporate admin and other	662	461	201	43.6	1,702	1,322	380	28.7

Total depreciation and amortization	$62,434	57,901	4,533	7.8%	$183,430	137,758	45,672	33.2%

Adjusted segment operating income
North America Services	$92,736	84,443	8,293	9.8%	$251,892	234,509	17,383	7.4%
International Services	15,976	9,528	6,448	67.7	32,274	24,082	8,192	34.0
Merchant Services	40,409	40,753	(344)	(0.8)	103,473	119,691	(16,218)	(13.5)
NetSpend	36,123	34,616	1,507	4.4	95,543	34,616	60,927	nm

Total adjusted segment operating income	185,244	169,340	15,904	9.4	483,182	412,898	70,284	17.0
Acquisition intangible amorization	(24,210)	(24,731)	521	2.1	(72,805)	(41,142)	(31,663)	(77.0)
NetSpend M&A operating expenses	(779)	(7,282)	6,503	89.3	(3,213)	(12,009)	8,796	73.2
Share-based compensation	(5,420)	(9,784)	4,364	44.6	(23,019)	(19,587)	(3,432)	(17.5)
Corporate admin and other	(25,428)	(23,064)	(2,364)	(10.2)	(75,278)	(66,518)	(8,760)	(13.2)

Operating income	$129,407	104,479	24,928	23.9%	$308,867	273,642	35,225	12.9%

Other:
Reimbursable items:
North America Services	$41,876	35,320	6,556	18.6%	$119,792	103,626	16,166	15.6%
International Services	4,480	5,149	(669)	(13.0)	15,820	14,531	1,289	8.9
Merchant Services	19,105	21,966	(2,861)	(13.0)	56,852	69,072	(12,220)	(17.7)
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,430)	(1,372)	(58)	(4.2)	(4,368)	(4,476)	108	2.4

Reimbursable items	$64,031	61,063	2,968	4.9%	$188,096	182,753	5,343	2.9%

TSYS Announces Third Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	At		Change
	9/30/2014	9/30/2013	#	%
Other:
Volumes:
FTEs (full-time equivalents)
North America Services	4,654	4,370	284	6.5%
International Services	2,384	2,356	28	1.2
Merchant Services	1,608	1,617	(9)	(0.6)
NetSpend	540	462	78	16.9
Corporate Admin and Other	584	536	48	9.0

FTEs - Continuing Operations	9,770	9,341	429	4.6%

Discontinued Operations	—	88	(88)	na

FTEs	9,770	9,429	341	3.6%

	At		Change
Total assets (in thousands)	9/30/2014	12/31/2013	$	%
North America Services	$3,324,945	3,215,333	109,612	3.4%
International Services	351,062	417,379	(66,317)	(15.9)
Merchant Services	696,591	676,592	19,999	3.0
NetSpend	1,556,253	1,596,150	(39,897)	(2.5)
Intersegment assets	(2,208,269)	(2,218,886)	10,617	0.5

Total assets	$3,720,582	3,686,568	34,014	0.9%

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2014	2013	Inc(Dec)%		2014	2013	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					541.4	461.4	80.0	17.4%
Transactions (in millions)	2,833.6	2,395.8	437.8	18.3%	7,857.9	6,644.2	1,213.7	18.3%

International Segment:
AOF (in millions)					64.1	59.2	4.9	8.1%
Transactions (in millions)	574.3	525.5	48.8	9.3%	1,650.3	1,451.8	198.5	13.7%

Merchant Segment:
Point-of-sale Transactions (in millions)	1,034.4	1,090.0	(55.6)	(5.1)%	3,061.7	3,325.2	(263.5)	(7.9)%
Dollar sales volume (in millions)	$11,877.5	$10,963.2	$914.3	8.3%	$34,453.8	$32,123.2	$2,330.6	7.3%

NetSpend Segment:
Gross Dollar Volume (in millions)	$4,409.3	$3,780.9	$628.4	16.6%	$15,604.5	$13,107.6	$2,496.9	19.0%

90-Day Active Cards (in thousands)					3,086.1	2,767.3	318.8	11.5%
Direct Deposit 90-Day Active Cards (in thousands)					1,520.7	1,261.1	259.6	20.6%
% of 90-Day Active Cards with Direct Deposit					49.3%	45.6%

TSYS Announces Third Quarter 2014 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Sep 30, 2014	Dec 31, 2013
Assets
Current assets:
Cash and cash equivalents	$266,041	247,700
Accounts receivable, net	308,671	255,773
Deferred income tax assets	13,239	14,158
Prepaid expenses and other current assets	96,747	95,109
Current assets of discontinued operations	4,003	41,193

Total current assets	688,701	653,933
Goodwill	1,549,227	1,541,574
Other intangible assets, net	423,356	481,419
Computer software, net	365,004	363,880
Property and equipment, net	274,571	259,968
Contract acquisition costs, net	226,182	184,828
Equity investments, net	96,114	94,133
Deferred income tax assets, net	3,871	3,972
Other assets	93,556	87,146
Long-term assets of discontinued operations	—	15,715

Total assets	$3,720,582	3,686,568

Liabilities
Current liabilities:
Accounts payable	$54,507	33,651
Current portion of borrowings	40,684	34,257
Accrued salaries and employee benefits	29,479	38,339
Current portion of obligations under capital leases	6,359	22,662
Other current liabilities	166,362	159,170
Current liabilities of discontinued operations	4,003	9,136

Total current liabilities	301,394	297,215
Long-term borrowings, excluding current portion	1,409,999	1,428,251
Deferred income tax liabilities	191,873	228,727
Obligations under capital leases, excluding current portion	6,196	7,500
Other long-term liabilities	99,463	81,600
Long-term liabilities of discontinued operations	—	1,197

Total liabilities	2,008,925	2,044,490

Redeemable noncontrolling interest	22,197	39,652

Equity
Shareholders’ equity:
Common stock	20,278	20,279
Additional paid-in capital	165,161	165,841
Accumulated other comprehensive income, net	1,046	3,749
Treasury stock	(409,053)	(326,996)
Retained earnings	1,905,112	1,718,204

Total shareholders’ equity	1,682,544	1,581,077

Noncontrolling interests in consolidated subsidiaries	6,916	21,349

Total equity	1,689,460	1,602,426

Total liabilities and equity	$3,720,582	3,686,568

TSYS Announces Third Quarter 2014 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$248,163	187,205
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(11,831)	(9,357)
Dividends received from equity investments	9,189	8,595
Loss on foreign currency	1,715	612
Depreciation and amortization	184,827	142,490
Amortization of debt issuance costs	1,361	6,775
Amortization of bond discount	286	131
Changes in fair value of private equity investments	(239)	(1,227)
Share-based compensation	23,019	19,587
Excess tax benefit from share-based compensation	(6,538)	(2,727)
Provisions for bad debt expense and billing adjustments	1,982	2,193
Charges for transaction processing provisions	5,081	8,545
Provision for fraud and other losses	29,923	6,398
Deferred income tax expense	(15,989)	25,784
Loss on disposal of equipment, net	27	78
Gain on disposal of subsidiaries	(87,013)	—
Changes in operating assets and liabilities:
Accounts receivable	(50,450)	(6,721)
Prepaid expenses, other current assets and other long-term assets	(10,784)	(12,610)
Accounts payable	10,655	(41,055)
Accrued salaries and employee benefits	(8,462)	(9,552)
Other current liabilities and other long-term liabilities	65,192	(17,659)

Net cash provided by operating activities	390,114	307,485

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(55,356)	(24,896)
Additions to licensed computer software from vendors	(14,497)	(34,412)
Additions to internally developed computer software	(31,263)	(22,519)
Proceeds from dispositions, net of expenses paid and cash disposed	45,002	—
Cash used in acquisitions, net of cash acquired	(38,584)	(1,314,660)
Purchase of private equity investments	(3,290)	(1,146)
Additions to contract acquisition costs	(66,540)	(36,824)

Net cash used in investing activities	(164,528)	(1,434,457)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term borrowings and capital lease obligations	(48,682)	(82,644)
Proceeds from long-term borrowings	—	1,395,661
Proceeds from exercise of stock options	26,877	27,488
Excess tax benefit from share-based compensation	6,538	2,727
Repurchase of common stock under plans and tax withholding	(120,894)	(6,267)
Debt issuance costs	—	(13,471)
Purchase of noncontrolling interests	(37,500)	—
Subsidiary dividends paid to noncontrolling shareholders	(6,369)	(5,897)
Dividends paid on common stock	(56,159)	(37,514)

Net cash (used in) provided by financing activities	(236,189)	1,280,083

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(1,586)	(3,863)

Net (decrease) increase in cash and cash equivalents	(12,189)	149,248
Cash and cash equivalents at beginning of period	278,230	247,612

Cash and cash equivalents at end of period	266,041	396,860
Less cash and cash equivalents of discontinued operations at end of period	—	27,667

Cash and cash equivalents of continuing operations at end of period	$266,041	369,193

TSYS Announces Third Quarter 2014 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	September 2014	September 2013	% Change
Consumer Credit	263.9	224.1	17.8
Retail	28.4	26.8	5.8

Total Consumer	292.3	250.9	16.5
Commercial	41.5	38.8	6.9
Other	21.2	16.9	25.3

Subtotal	355.0	306.6	15.8
Prepaid/Stored Value	125.1	110.7	13.0
Government Services	66.7	61.6	8.1
Commercial Card Single Use	58.7	41.7	41.0

Total AOF	605.5	520.6	16.3

Growth in Accounts on File (in millions):

	September 2013 to September 2014	September 2012 to September 2013
Beginning balance	520.6	466.3
Change in accounts on file due to:
Internal growth of existing clients	39.6	36.5
New clients	76.0	63.8
Purges/Sales	(30.3)	(45.4)
Deconversions	(0.4)	(0.6)

Ending balance	605.5	520.6

TSYS Announces Third Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents third quarter 2014 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 21.1% as compared to a reported GAAP increase of 22.3%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual pre-discrete effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedule also provides a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

TSYS Announces Third Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2014	2013	Change	2014	2013	Change
Consolidated
Constant currency (1)	$610,554	570,551	7.0%	$1,793,838	1,481,202	21.1%
Foreign currency (2)	6,337	—		17,936	—

Total revenues	$616,891	570,551	8.1%	$1,811,774	1,481,202	22.3%

Constant currency (1)	$546,782	509,488	7.3%	$1,606,786	1,298,449	23.7%
Foreign currency (2)	6,078	—		16,892	—

Total revenues before reimbursable items	$552,860	509,488	8.5%	$1,623,678	1,298,449	25.0%

Constant currency (1)	$126,327	104,479	20.9%	$299,860	273,642	9.6%
Foreign currency (2)	3,080	—		9,007	—

Operating income	$129,407	104,479	23.9%	$308,867	273,642	12.9%

International Services
Constant currency (1)	$85,506	83,025	3.0%	$246,940	245,420	0.6%
Foreign currency (2)	6,359	—		17,770	—

Total revenues	$91,865	83,025	10.6%	$264,710	245,420	7.9%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2014	2013	Change	2014	2013	Change
Total revenues	$616,891	570,551	8.1%	$1,811,774	1,481,202	22.3%
Reimbursable items	64,031	61,063	4.9	188,096	182,753	2.9

Revenues before reimbursable items	$552,860	509,488	8.5%	$1,623,678	1,298,449	25.0%

TSYS Announces Third Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2014	2013	Change	2014	2013	Change
Income from continuing operations attributable to TSYS common shareholders	$82,925	64,834	27.9%	$192,018	180,835	6.2%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$15,762	16,595	(5.0)%	47,374	27,134	74.6%
Add: Share-based compensation, net of taxes	3,573	6,706	(46.7)	15,174	13,425	13.0
Add: NetSpend M&A expenses, net of taxes*	786	5,424	(85.5)	3,111	13,934	(77.7)

Adjusted earnings	$103,046	93,559	10.1%	$257,677	235,328	9.5%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.45	0.34	30.6%	$1.03	0.96	7.0%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.08	0.09	(3.1)	0.25	0.14	76.0
Add: Share-based compensation, net of taxes	0.02	0.04	(45.5)	0.08	0.07	13.9
Add: NetSpend M&A expenses, net of taxes*	0.00	0.03	(85.3)	0.02	0.07	(77.5)

Adjusted EPS **	$0.56	0.49	12.5%	$1.38	1.25	10.4%

Average common shares and participating securities	185,577	189,525		186,559	188,035

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2014	2013	Change	2014	2013	Change
Net income	$85,198	67,494	26.2%	$248,163	187,205	32.6%
Adjust for:
Deduct: Income from discontinued operations	(880)	(611)	(44.0)	(51,993)	(1,305)	nm
Deduct: Equity in income of equity investments	(4,135)	(2,792)	(48.1)	(11,831)	(9,357)	(26.4)
Add: Income taxes	39,227	30,100	30.3	94,333	77,547	21.6
Add: Nonoperating expense	9,997	10,288	(2.8)	30,195	19,552	54.4
Add: Depreciation and amortization	62,434	57,901	7.8	183,430	137,758	33.2

EBITDA	$191,841	162,380	18.1%	$492,297	411,400	19.7%
Adjust for:
Add: Share-based compensation	5,420	9,784	(44.6)	23,019	19,587	17.5
Add: NetSpend M&A operating expenses*	779	7,282	(89.3)	3,213	12,009	(73.2)

Adjusted EBITDA	$198,040	179,446	10.4%	$518,529	442,996	17.1%

nm = not meaningful

*	Excludes share-based compensation

TSYS Announces Third Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Segment Operating Margin and Consolidated Adjusted Operating Margin

(unaudited)

(in thousands)

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Adjusted Segment	Revenues before	Adjusted	Adjusted Segment	Revenues before	Adjusted
	Operating Income	Reimbursable Items	Operating Margin	Operating Income	Reimbursable Items	Operating Margin
North America Services	$92,736	240,957	38.49%	$84,443	217,257	38.87%
International Services	15,976	87,385	18.28	9,528	77,876	12.23
Merchant Services	40,409	115,012	35.13	40,753	113,650	35.86
NetSpend	36,123	114,048	31.67	34,616	103,706	33.38
Intersegment	—	(4,542)		—	(3,001)
Corporate admin and other	(25,428)	—		(23,064)	—

Adjusted operating margin	$159,816	552,860	28.91%	$146,276	509,488	28.71%
Acquisition intangible amortization	(24,210)			(24,731)
NetSpend M&A operating expenses	(779)			(7,282)
Share-based compensation	(5,420)			(9,784)

Operating income and margin (US GAAP)	$129,407	552,860	23.41%	$104,479	509,488	20.51%

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Adjusted Segment	Revenues before	Adjusted	Adjusted Segment	Revenues before	Adjusted
	Operating Income	Reimbursable Items	Operating Margin	Operating Income	Reimbursable Items	Operating Margin
North America Services	$251,892	698,543	36.06%	$234,509	637,379	36.79%
International Services	32,274	248,890	12.97	24,082	230,889	10.43
Merchant Services	103,473	327,972	31.55	119,691	335,903	35.63
NetSpend	95,543	363,521	26.28	34,616	103,706	33.38
Intersegment	—	(15,248)		—	(9,428)
Corporate admin and other	(75,278)	—		(66,518)	—

Adjusted operating margin	$407,904	1,623,678	25.12%	$346,380	1,298,449	26.68%
Acquisition intangible amortization	(72,805)			(41,142)
NetSpend M&A operating expenses	(3,213)			(12,009)
Share-based compensation	(23,019)			(19,587)

Operating income and margin (US GAAP)	$308,867	1,623,678	19.02%	$273,642	1,298,449	21.07%